Exhibit 32.1

CERTIFICATION PURSUANT TO

18. U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Coleman Cable, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	this Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of this 7th day of March 2011.

/s/ G. Gary Yetman	/s/ Richard N. Burger
G. Gary Yetman	Richard N. Burger
Executive Officer and President	Chief Financial Officer, Executive Vice President, Secretary and Treasurer